EXHIBIT 10.4

                                 April 12, 2002






CREDIT SUISSE FIRST BOSTON,
  as Collateral Agent and as Secured Party
Eleven Madison Avenue
New York, New York 10010


Ladies and Gentlemen:

                  Reference is made to that certain Subsidiary Pledge Agreement, dated as of April 1, 1999, as amended by Amendment No. 1 to Subsidiary Pledge Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), among each of the Pledgors from time to time party thereto and CREDIT SUISSE FIRST BOSTON, as Collateral Agent and as Secured Party (in such capacity and together with any successors in such capacity, the "SECURED PARTY").

                  This letter agreement supplements the Pledge Agreement and is delivered by the undersigned (each, a "NEW PLEDGOR"), pursuant to SECTION 6.8A of the Credit Agreement. Each New Pledgor hereby agrees to be bound as a Pledgor by all of the terms, covenants and conditions set forth in the Pledge Agreement to the same extent that it would have been bound if it had been a signatory to the Pledge Agreement on the execution date of the Pledge Agreement; provided, that such New Pledgor's right, title and interest in and to investment property relating to the following Persons shall not constitute Pledged Shares or Pledged Collateral under the Pledge Agreement: (i) Exempt Subsidiaries (as such term is defined in the Credit Agreement), (ii) Persons excluded from the definition of Subsidiary (as such term is defined in the Credit Agreement) as set forth in the proviso of such definition and (iii) any Subsidiary that is an unlimited liability company or partnership the pledge of whose shares or membership interests the Collateral Agent has reasonably determined is not in the best interest of the Lenders pursuant to the second proviso of SECTION 6.8A of the Credit Agreement (it being understood that on the date hereof, the following Subsidiaries are excluded pursuant to this clause (iii): (1) ESI Canada, an Ontario partnership, (2) ESI-GP Canada, ULC, a New Brunswick unlimited liability company and (3) Express Scripts Canada Co., a New Brunswick unlimited liability company). Each New Pledgor hereby makes each of the representations and warranties set forth in SECTION 4 of the Pledge Agreement with respect to Pledged Collateral beneficially owned by it; PROVIDED, HOWEVER, that in respect of SECTION 4(B) of the Pledge Agreement, ESI-GP Holdings, Inc. represents and warrants that its pledged interest in ESI Partnership constitutes 18% of the total partnership interest therein.

                  Attached hereto as EXHIBIT A is a supplement to SCHEDULE I to the Pledge Agreement with respect to the New Pledgors which shall be deemed to be part of the Pledge Agreement.

                  This letter agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  [The remainder of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, each New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                              CENTRAL FILL, INC.
                              CENTRAL FILL OF NEW JERSEY INC.
                              DIVERSIFIED PHARMACEUTICAL SERVICES,
                                     INC.
                              ESI AIRPORT PROPERTIES, L.L.C.
                              ESI CLAIMS, INC.
                              ESI MAIL PHARMACY SERVICE, INC.
                              ESI PARTNERSHIP
                              ESI REALTY, L.L.C.
                              ESI RESOURCES, INC.
                              ESI-GP HOLDINGS, INC.
                              EXPRESS ACCESS PHARMACY, INC.
                              EXPRESS SCRIPTS CANADA HOLDING CO.
                              EXPRESS SCRIPTS SALES DEVELOPMENT CO.
                              EXPRESS SCRIPTS SPECIALTY DISTRIBUTION
                                     SERVICES, INC.
                              EXPRESS SCRIPTS UTILIZATION MANAGE-
                                     MENT CO.
                              IVTx, INC.
                              NATIONAL PRESCRIPTION ADMINISTRATORS,
                                     INC.
                              PHOENIX MARKETING GROUP, L.L.C.
                              VALUE HEALTH, INC.
                              YOURPHARMACY, INC.


                              By: /s/ George Paz
                                 -----------------------------------------------
                                     Name:   George Paz
                                     Title:  Vice President


AGREED TO AND ACCEPTED:

CREDIT SUISSE FIRST BOSTON,
as Secured Party


By:    /s/ Larui Sivaslian
       ------------------------------------------
       Name:   Lauri Sivaslian
       Title:  Managing Director


By:    /s/ James S. Finch
       ------------------------------------------
       Name:   James S. Finch
       Title:  Managing Director

                    Pledgor: ESI MAIL PHARMACY SERVICE, INC.

                                   Class of        Stock         Par     Number
       STOCK ISSUER                  STOCK    CERTIFICATE NOS.  VALUE  OF SHARES
       ------------                ---------  ---------------   -----  ---------
Central Fill, Inc.                  Common
Central Fill of New Jersey, Inc.    Common
Express Access Pharmacy, Inc.       Common           1          $1.00     100

                    Pledgor: ESI PARTNERSHIP

                                   Class of        Stock         Par     Number
       STOCK ISSUER                  STOCK    CERTIFICATE NOS.  VALUE  OF SHARES
       ------------                ---------  ---------------   -----  ---------
ESI Resources, Inc.                 Common           1          $1.00    1,000

                    Pledgor: ESI-GP HOLDINGS, INC.

                           Class of           Stock          Par        Number
       STOCK ISSUER         STOCK         CERTIFICATE NOS.  VALUE     OF SHARES
       ------------       ---------       ---------------   -----     ---------
ESI Partnership        General Partnership     N/A           N/A    18% Interest
                       Interest

         The following Pledgors do not have Pledged Shares or Pledged
Collateral:

         Central Fill, Inc.

         Central Fill Of New Jersey, Inc.

         Diversified Pharmaceutical Services, Inc.

         ESI Airport Properties, L.L.C.

         ESI Claims, Inc.

         ESI Realty, L.L.C.

         ESI Resources, Inc.

         Express Access Pharmacy, Inc.

         Express Scripts Canada Holding Co.

         Express Scripts Sales Development Co.

         Express Scripts Specialty Distribution Services, Inc.

         Express Scripts Utilization Management Co.

         IVTx, Inc.

         National Prescription Administrators, Inc.

         Phoenix Marketing Group, L.L.C.

         Value Health, Inc.

         YourPharmacy, Inc.